================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2007

                                 DRI Corporation
               (Exact Name of Registrant as Specified in Charter)

       North Carolina                1-13408                    56-1362926
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

                  5949 Sherry Lane, Suite 1050                    75225
                         Dallas, Texas                          (Zip Code)
            (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 378-8992

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.03       Amendments to Articles of Incorporation or Bylaws;
                Change in Fiscal Year

         On September 12, 2007, the Board of Directors (the "Board") of DRI Corporation (the "Company") amended its Amended and Restated Bylaws to raise the threshold required for shareholders to request a special meeting of the shareholders. As amended, the Bylaws require a shareholder or shareholders to hold in the aggregate fifty-one percent (51%) of the voting power of all shareholders to request a special meeting of the shareholders. The threshold was previously thirty-five percent (35%) of the voting power of all shareholders. Any shareholder may make a request of the Board to call a meeting at any time regardless of how many shares of common stock the shareholder may hold. Pursuant to the Company's Amended and Restated Bylaws, the Board may call a shareholder meeting at any time and place as it may prescribe, including in response to such shareholder requests.

ITEM 9.01       Financial Statements and Exhibits

  Exhibit No.  Description
  -----------  -----------------------------------------------------------------
      2.1 Amendment to Bylaws of DRI Corporation, dated as of September 12, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                    DRI CORPORATION


     Date:  September 14, 2007      By:  /S/ STEPHEN P. SLAY
                                         ---------------------------------------
                                             Stephen P. Slay
                                             Vice President, Chief Financial
                                             Officer, Treasurer, and Secretary